Revenues	12 Months Ended
Dec. 31, 2021
Disclosure Of Detailed Information About Revenues [Abstract]
REVENUES [Text Block]
6. REVENUES

The majority of the Company’s revenues are from the sale of precious metals contained in doré form. The Company’s primary products are precious metals of silver and gold. Revenues from the sale of metal, including by-products, are recorded net of smelting and refining costs.

Revenues for the year are summarized as follows:

	Year Ended December 31,
	2021		2020
Gross revenue from payable metals:
Silver	$307,304	52%	$242,338	66%
Gold	279,921	48%	124,264	34%
Lead	—	0%	74	0%
Gross revenue	587,225	100%	366,676	100%
Less: smelting and refining costs	(3,108)		(2,800)
Revenues	$584,117		$363,876

As at December 31, 2021, the Company had $12.2 million of unearned revenue (December 31, 2020 - $2.7 million) that has not satisfied performance obligations.

(a)Gold Stream Agreement with Sandstorm Gold Ltd.
The Santa Elena mine is subject to a gold streaming agreement with Sandstorm Gold Ltd. (“Sandstorm”), which requires the Company to sell 20% of its gold production over the life of mine from its leach pad and a designated area of its underground operations at the Santa Elena mine. The selling price to Sandstorm is the lesser of the prevailing market price or $450 per ounce, subject to a 1% annual inflation. During the year ended December 31, 2021, the Company delivered 5,327 ounces (2020 - 5,697 ounces) of gold to Sandstorm at an average price of $467 per ounce (2020 - $463 per ounce).

(b)Net Smelter Royalty
The Santa Elena mine has a net smelter royalty ("NSR") agreement with Orogen Royalties Inc. that requires a 2% NSR from the production of the Ermitaño property. In addition, there is an underlying NSR royalty where Osisko Gold Royalties Ltd. retains a 2% NSR from the sale of mineral products extracted from the Ermitaño property. During the year ended December 31, 2021, the Company had accrued $1.0 million (2020 - $nil) in NSR from the production of Ermitaño in November and December of 2021 to be paid in the first quarter of 2022.

(c)Gold Stream Agreement with Wheaton Precious Metals Corporation

In 2018, the San Dimas mine entered into a purchase agreement with Wheaton Precious Metals International ("WPMI"), a wholly owned subsidiary of Wheaton Precious Metals Corp., which entitles WPMI to receive 25% of the gold equivalent production (based on a fixed exchange ratio of 70 silver ounces to 1 gold ounce) at San Dimas in exchange for ongoing payments equal to the lesser of $600 (subject to a 1% annual inflation adjustment) and the prevailing market price for each gold equivalent ounce delivered. Should the average gold to silver ratio over a six-month period exceed 90:1 or fall below 50:1, the fixed exchange ratio would be increased to 90:1 or decreased to 50:1, respectively. The fixed gold to silver exchange ratio as at December 31, 2021 was 70:1.

During the year ended December 31, 2021, the Company delivered 48,015 ounces (2020 - 38,604 ounces) of gold to WPMI at $617 (2020 - $610) per ounce, respectively.